                                                                    EXHIBIT 99.6

                          AGREEMENT AND FIRST AMENDMENT
                           TO COMPETITIVE ADVANCE AND
                REVOLVING CREDIT FACILITY AGREEMENT (FACILITY B)


                  THIS AGREEMENT AND FIRST AMENDMENT TO COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (FACILITY B) (this "Amendment") dated as of November 2, 1999 is among:

                  (a) SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the "Company");

                  (b) SERVICE CORPORATION INTERNATIONAL, PLC, SERVICE CORPORATION INTERNATIONAL AUSTRALIA PTY LIMITED, 61102 SASKATCHEWAN LTD., SCI INTERNATIONAL LIMITED and SCI NEDERLAND, B.V. (formerly FONTINA INVESTMENTS B.V.), (collectively, the "Borrowing Subsidiaries");

                  (c) the banks and other financial institutions listed on the signature pages hereof, (collectively, the "Banks"); and

                  (d) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent").


                              PRELIMINARY STATEMENT

                  The Company, the Borrowing Subsidiaries, the Banks, the Administrative Agent and the Co-Agents (defined therein), are parties to a Competitive Advance and Revolving Credit Facility Agreement (Facility B) dated as of June 27, 1997 (said Competitive Advance and Revolving Credit Facility Agreement (Facility B) being the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Company, the Banks and the Administrative Agent have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement as hereinafter set forth:

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks and the Administrative Agent hereby agree as follows:



                                                                      FACILITY B

                  SECTION 1. Amendments to Section 1.01 of the Credit Agreement.

                  (a) The terms "Applicable Differential" and "Applicable Fee Percentage" and the respective definitions thereof are hereby deleted from the Credit Agreement.

                  (b) The definitions of the term "Consolidated Net Income" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Consolidated Net Income' means, for any period, the net income of the Company and its Subsidiaries for such period (taken as a cumulative whole), determined on a consolidated basis in accordance with GAAP and adjusted to exclude (a) net after-tax extraordinary gains or losses, (b) restructuring charges, and (c) the cumulative effect of any changes in accounting principles.

                  (b) The following defined terms are hereby added to Section
         1.01 of the Credit Agreement:

                  (i) "Applicable Percentage" means, for any day, (a) with respect to any Eurodollar Loan, the applicable percentage set forth below under the caption "Eurodollar Spread" and (b) with respect to the Facility Fee, the applicable percentage set forth below under the caption "Facility Fee Rate", in each case determined by reference to the highest level applicable based upon the ratings by S&P and Moody's in effect on such date for the Index Debt:


                                Level 1              Level 2            Level 3           Level 4
                               ---------           ----------          ---------          -------
  Ratings                      >=BBB and           >=BBB- and          >=BB+ and          <BB+ or
  (S&P/Moody's)                  >=Baa2              >=Baa3              >=Ba1             <Ba1
  -------------                 --------           ----------           --------          -------
  Eurodollar Spread             1.00%                1.25%             1.375%             1.50%

  Facility Fee Rate             0.25%                0.25%             0.375%             0.50%


         For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agency shall be deemed to have established a rating below BB+ or Ba1, as the case may be; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different levels, the Applicable Percentage shall be based on the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's or S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Percentage shall apply for purposes



                                                                      FACILITY B
         of determining interest on the outstanding Eurodollar Loans and the Facility Fee during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the absence of ratings from such rating agency and, pending the effectiveness of such amendment, the Applicable Percentage shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  (ii) "Consolidated EBITDA" means, in respect of any fiscal quarter, the sum of (a) Consolidated Net Income for such fiscal quarter and (b) the amount of all Interest Expense, taxes paid during such fiscal quarter, depreciation and amortization allowances and other non-cash expenses of the Company and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP, but in the case of clause
         (b) only to the extent deducted in the determination of Consolidated Net Income for such fiscal quarter.

                  (iii) "Interest Expense" means, with respect to any fiscal quarter, without duplication, the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP): all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations) paid in cash during, and deducted in determining Consolidated Net Income for, such fiscal quarter.

                  (iv) "First Amendment" means the Agreement and First Amendment to Competitive Advance and Revolving Credit Facility Agreement (Facility B) dated as of November 2, 1999 among the Company, the Banks party thereto and the Administrative Agent.

                  (v) "First Amendment Execution Date" means the date the First Amendment has been executed by all the parties thereto.

                  SECTION 2. Amendments to Article II of the Credit Agreement.
(a) Section 2.07(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) The Company agrees to pay in immediately available funds to the Administrative Agent for the account of each Bank, through the Administrative Agent, (i) on each March 31, June 30, September 30 and December 31 commencing December 31, 1999 from the First Amendment Execution Date to



                                                                      FACILITY B
         the date on which the Commitment of such Bank has been terminated and
         (ii) on the Maturity Date and on any other date on which the Commitment of such Bank has been terminated, facility fees (each a "Facility Fee"and collectively, the "Facility Fees"), which shall accrue at the Applicable Percentage on the amount of the Commitment of such Bank from time to time outstanding, whether used, deemed used or unused, during the preceding quarter (or shorter period commencing with the First Amendment Execution Date and/or ending with the Maturity Date), provided, however, if any Loans are outstanding to any Bank after the Maturity Date then such Facility Fee shall continue to accrue on the daily amount of such Bank's outstanding Loans from and including the Maturity Date to but excluding the date all such Loans are paid in full.".

                  (b) Section 2.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Subject to the provisions of Section 2.09(d) and Section 2.10, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Committed Loan, the lesser of (A) the IBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect for such Loans from time to time and (B) the Highest Lawful Rate, (ii) in the case of each Eurocurrency Competitive Loan, the lesser of (A) the IBO Rate for the Interest Period in effect for such Borrowing plus the Margin offered by the Bank making such Loan and accepted by a Borrower pursuant to Section 2.03 and (B) the Highest Lawful Rate,(iii) in the case of each Foreign Currency Revolving Loan that is a Eurocurrency Loan, the lesser of (A) the IBO Rate for the Interest Period in effect for such Borrowing plus any spread specified in the applicable Foreign Currency Addendum and (B) the Highest Lawful Rate and (iv) in the case of each Foreign Currency Revolving Loan (other than a Eurocurrency Loan), such rate as shall be specified in the applicable Foreign Currency Addendum.".

                  SECTION 3. Amendments to Article V. Article V of the Credit Agreement is hereby amended as follows:

                  (a) The penultimate sentence of Section 5.01(a) is hereby amended in its entirety to read as follows:

                  "Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each Bank
         (y) schedules and/or computations demonstrating that the Company is in compliance with its covenants in Sections 5.02(a), 5.02(b), 5.02(c), 5.02(g) and 5.02(j) or reflecting any noncompliance therewith as at the applicable date and (z) an Officer's Certificate stating that there exists no Event of Default or Default, or, if any Event of Default or



                                                                      FACILITY B

         Default, stating the nature thereof, the period of existence thereof and what action the Company or any other Borrower has taken or proposes to take with respect thereto.".

                  (b) Section 5.02(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Net Worth. The Company will not permit Net Worth at any time to be less than the sum of (a) $2,500,000,000, plus (b) 50% of Consolidated Net Income (if positive) for each fiscal quarter ending during the period from January 1, 1999 to the end of its most recently completed fiscal quarter, plus (c) 100% of the net proceeds received by the Company on or after January 1, 1999 from all shares, rights to purchase, warrants, options, participations or other equivalents of the Company's equity, including all common stock and preferred stock.".

                  (c) Section 5.02(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) Debt. (i) The Company will not permit the ratio of Consolidated Debt to Total Capitalization at any time to be greater than .60 to 1.0.

                           (ii) The Company will not permit the sum of (A) the
                  aggregate amount of Debt of its Subsidiaries (other than Debt held by the Company) plus (B) Assured Obligations of its Subsidiaries to exceed 20% of Net Worth.".

                  (d) Section 5.02 of the Credit Agreement is hereby amended to add the following as Section 5.02(j):

                  "(j) EBITDA. The Company will not permit the ratio of Consolidated EBITDA to Interest Expense at any time to be less than
         2.75 to 1.0, calculated at the end of each fiscal quarter for such fiscal quarter and the immediately preceding three fiscal quarters.".

                  SECTION 4. Amendment to Section 9.02. Clause (a) of Section
9.02 is hereby amended in its entirety to read as follows:

                  "(a) change the definitions of "Applicable Percentages" or "Majority Banks" contained in Section 1.01,".

                  SECTION 5. Conditions of Effectiveness. This Amendment shall become effective when, and only when the following conditions shall have been fulfilled:



                                                                      FACILITY B

                  (a) the Company, the Administrative Agent and the Majority Banks shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Bank as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Bank of execution of a counterpart hereof by such Bank; and

                  (b) the Administrative Agent shall have received from the Company a certificate of the Secretary or Assistant Secretary of the Company certifying that attached thereto is (i) a true and complete copy of the general borrowing resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and (ii) the incumbency and specimen signature of each officer of the Company executing this Amendment.

                  SECTION 6. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent, the Co-Agents and the Banks that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; provided, however, that for purposes of this Section 6, the reference in the first sentence of Section 4.07 to the Company Financials shall be a reference to the consolidated financial statements of the Company and its Subsidiaries most recently delivered to the Administrative Agent and the Banks by the Company pursuant to Section 5.01(a)(i) or 5.01(a)(ii), as the case may be, and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

                  SECTION 7. Reference to the Credit Agreement and Effect on the Other Documents Executed Pursuant to the Credit Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Upon the effectiveness of this Amendment, each reference in the documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (c) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "Consolidated Net Income" shall mean and be a reference to such term as amended hereby.

                  (d) The Credit Agreement and other documents and agreements delivered pursuant to the Credit Agreement, and modified by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.



                                                                      FACILITY B

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 9. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE CO-AGENTS, THE BANKS AND THE RETIRING BANKS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

                  SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  SECTION 11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES HERETO), AS AMENDED HEREBY, THE BORROWING SUBSIDIARY COUNTERPARTS, THE ASSIGNMENT AND ACCEPTANCES, IF ANY, AND THE AGENT'S FEE LETTER EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT, THE CO-AGENTS, THE BANKS AND THE RETIRING BANKS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.



                                                                      FACILITY B

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                                       SERVICE CORPORATION INTERNATIONAL



                                       By:
                                          --------------------------------------
                                                    Todd A. Matherne
                                           Senior Vice President and Treasurer



                                                                      FACILITY B

                                       SERVICE CORPORATION INTERNATIONAL, PLC


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                                                      FACILITY B

                                       SCI INTERNATIONAL LIMITED



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                                                      FACILITY B

                                       SCI NEDERLAND, B.V.
                                       (formerly, FONTINA INVESTMENTS B.V.)



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                                                      FACILITY B

                                       611102 SASKATCHEWAN LTD.



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                                                      FACILITY B

                                       SERVICE CORPORATION INTERNATIONAL
                                       AUSTRALIAN PTY LIMITED



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                                                      FACILITY B

                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                                                      FACILITY B

                                  BANK:

                                       ABN AMRO BANK N.V.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $35,000,000



                                                                      FACILITY B

                                  BANK:

                                       BANK OF AMERICA, N.A.,
                                       F/K/A BANK OF AMERICA ILLINOIS



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $119,000,000



                                                                      FACILITY B

                                  BANK:

                                       THE BANK OF NEW YORK



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $35,000,000



                                                                      FACILITY B

                                  BANK:

                                       BANQUE NATIONALE DE PARIS,
                                       HOUSTON AGENCY



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $21,000,000



                                                                      FACILITY B

                                  BANK:

                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION,
                                       f/k/a TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $70,000,000



                                                                      FACILITY B

                                  BANK:

                                       CIBC, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $35,000,000



                                                                      FACILITY B

                                  BANK:

                                       CITIBANK, N.A.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $59,500,000



                                                                      FACILITY B

                                  BANK:

                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                       ATLANTA AGENCY



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $14,000,000



                                                                      FACILITY B

                                  BANK:

                                       CREDIT COMMERCIAL DE FRANCE



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $35,000,000



                                                                      FACILITY B

                                  BANK:

                                       CREDIT LYONNAIS NEW YORK BRANCH



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $14,000,000



                                                                      FACILITY B

                                  BANK:

                                       THE FUJI BANK, LIMITED



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $14,000,000


                                                                      FACILITY B

                                  BANK:

                                       SAN PAOLO IMI S.p.A.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $14,000,000



                                                                      FACILITY B

                                  BANK:

                                       ROYAL BANK OF CANADA



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $59,500,000



                                                                      FACILITY B

                                  BANK:

                                       SOCIETE GENERALE


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $59,500,000



                                                                      FACILITY B

                                  BANK:

                                       SUNTRUST BANK, ATLANTA



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $35,000,000



                                                                      FACILITY B

                                  BANK:

                                       UBS AG, STAMFORD BRANCH,
                                       f/k/a UNION BANK OF SWITZERLAND



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $59,500,000

                                                                      FACILITY B

                                  BANK:

                                       WESTPAC BANKING CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Commitment: $21,000,000





                                                                      FACILITY B